EQ ADVISORS TRUSTSM

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT Socially Responsible Portfolio

SUPPLEMENT DATED MARCH 21, 2024, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at www.equitable-funds.com.

On March 19, 2024, the Board of Trustees of the Trust approved the combination of the Class IA shares of each Portfolio listed below with the Portfolio’s Class IB shares (the “Combination”). Each Portfolio’s Class IA shares and Class IB shares have identical terms and identical expense ratios. The Combination is expected to occur effective after the close of business on June 21, 2024 (the “Effective Date”). The Combination will be effected at the relative net asset value of each share class of the relevant Portfolio. As of the Effective Date, an investor that held Class IA shares of a Portfolio will hold Class IB shares of the same Portfolio having a value equal to the value of the Class IA shares held immediately prior to the Combination. The Combination is not expected to have any federal income tax consequences for investors; investors generally should not realize any gain or loss as a result of the Combination.

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT Socially Responsible Portfolio

In addition, as of the Effective Date, Class IA shares of each Portfolio listed above will no longer be offered and all references to Class IA shares of each Portfolio are removed from the Summary Prospectus and Prospectus.